Exhibit 99.1

4th Quarter and Fiscal Year 2015 Earnings Call July 30, 2015 Carpenter Technology Corporation Unless otherwise noted, the logo and registered trademarks are property of CRS Holdings, Inc. a subsidiary of Carpenter Technology Corporation.

Cautionary Statement 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended June 30, 2014, Form 10-Q for the quarters ended September 30, 2014, December 31, 2014 and March 31, 2015 and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, cost savings and reductions, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the degree of success of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading, Latrobe and Athens for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the success of restructuring actions; and (17) share repurchases are at Carpenter’s discretion and could be affected by changes in Carpenter’s share price, operating results, capital spending, cash flows, inventory, acquisitions, investments, tax laws and general market conditions. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter’s consolidated financial information but is not presented in Carpenter’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation.

Tony Thene President and Chief Executive Officer 4th Quarter and Fiscal Year 2015 Summary

Safety is our First Priority 4 4.8 3.9 3.5 3.9 3.7 3.3 2.1 FY09 FY10 FY11 FY12 FY13 FY14 FY15 Total Case Incident Rate (TCIR)

Fiscal Year 2015 Summary 5 Actions Taken to Improve Profitability and Strengthen Operations Generated free cash flow of $74 million for full year Original Athens project spend completed Inventory reduction of $67 million since the end of the first quarter Repurchased $125 million of shares under $500 million share repurchase authorization put in place in October Implemented restructuring plan to reduce overhead costs Improved manufacturing performance after challenges in the first three quarters Grew sales excluding surcharge by 2% in a challenging market environment Sales growth in Aerospace, Medical and Transportation Significant decline in Energy sales Three straight quarters of improved year-over-year (YOY) product mix Continued progress on Athens qualifications

4th Quarter Summary 6 Generated Strong Free Cash Flow and Improved Profitability Positive free cash flow of $107 million driven by: Inventory reduction of $54 million Capital expenditures at $18 million Repurchased $64 million of shares during Q4 Operating margins improved sequentially as a result of improved operating cost performance and overhead cost reduction efforts Specialty Alloys Operations (SAO) continued the trend of stronger YOY mix Performance Engineered Products (PEP) sales down sequentially and YOY Driven by continued weakness in Oil & Gas markets Partially offset by stronger Titanium and Powder performance Achieved first Vendor Approved Process (VAP) qualification at Athens facility for Aerospace engine ring material

7

4th Quarter FY15 End-Use Market Highlights

		Q4-15 Net Sales ex. Surcharge ($M)*		vs. Q4-14	vs. Q3-15	Comments
	**Aerospace & Defense**	216.5	47%	+2%	+1%	• Engine material sales flat year-over-year (YOY) • Fastener activity continued to be strong; up YOY and sequentially • Structural sales flat YOY and up sequentially with a stronger mix • Defense material sales up YOY and sequentially due to growth of supported programs
	**Energy**	51.3	11%	-30%	-16%	• North American quarterly average directional and horizontal rig count down 46% YOY and 39% sequentially • Continued weakness for materials used in Oil & Gas drilling • Softening demand now evident in Oil & Gas completions • Power generation sales up modestly both YOY and sequentially
	**Medical**	32.4	7%	+16%	+12%	• Improving market position as supply chain stabilizes • YOY and sequential growth led by: - Demand strength for materials used for surgical instruments - Increased sales of titanium materials used in orthopedic implant procedures
	**Transportation**	33.3	7%	-1%	0%	• Automotive demand levels remain high although flat YOY and sequentially • Market trends favor our product attributes to reduce emissions and improve fuel efficiency as evidenced by 9% full year growth • Backlog growing with improved mix
	**Industrial & Consumer**	95.9	21%	-10%	+4%	• Sales down YOY driven by reduced shipments of selective lower value industrial products • Sequential sales growth of materials used in high-end applications for consumer electronics

Sales ex-surcharge down 5% on 14% lower volume year-over-year as mix improved

*Excludes sales through Carpenter's Distribution businesses

© 2015 CRS Holdings, Inc. All rights reserved

CARPENTER

Tim Lain Acting Chief Financial Officer 4th Quarter Fiscal Year 2015 Financial Overview

Income Statement Summary 9 Operating margin improved on operating cost performance and overhead cost reductions *Detailed schedule included in Non-GAAP Schedules in Appendix ^ Detailed schedule included on next slide $ Millions, except per-share amounts Q4-14 Q3-15 Q4-15 Sequential Change $ Millions, except per-share amounts FY14 Actual FY15 Forecast Change Pounds ('000) 80,538 69,052 68,972 (80) Pounds ('000) 290,389 313,087 22,698 Net Sales 604.6 570.6 558.0 (12.6) Net Sales 2,173.0 2,541.2 368.2 Sales ex. Surcharge * 488.9 462.9 463.0 0.1 Sales ex. Surcharge * 1,782.8 2,011.0 228.2 Gross Profit 105.6 75.8 88.4 12.6 Gross Profit 398.9 452.0 53.1 % of Sales ex. Surcharge 21.6% 16.4% 19.1% 2.7% pts. 2.7 % of Sales ex. Surcharge 22.4% 22.5% 0.1% pts. 0.1 Selling, General and Administrative Expenses 46.4 45.7 45.2 (0.5) Selling, General and Administrative Expenses 186.9 244.3 57.4 % of Sales ex. Surcharge 9.5% 9.9% 9.8% -0.1% pts. (0.1) % of Sales ex. Surcharge 10.5% 12.1% 1.7% pts. 1.7 Restructuring Charges 0.0 25.3 3.7 (21.6) Operating Income 186.9 244.3 57.4 Operating Income 59.2 4.8 39.5 34.7 Operating Income 212.0 207.7 (4.3) % of Sales ex. Surcharge 12.1% 1.0% 8.5% 7.5% pts. 7.5 % of Sales ex. Surcharge 11.9% 10.3% -1.6% pts. (1.6) Operating Income ex. Pension EID, Resturcturing Charges and Special Items * 65.2 35.1 48.2 13.1 Operating Income ex. Pension EID * 233.8 217.2 (16.6) % of Sales ex. Surcharge 13.3% 7.6% 10.4% 2.8% pts. 2.8 % of Sales ex. Surcharge 13.1% 10.8% -2.3% pts. (2.3) Effective Tax Rate 29.7% 39.1% 32.4% -6.7% Effective Tax Rate 32.4% 34.5% 2.1% Net Income (Loss) 38.1 (1.4) 22.5 23.9 Net Income 132.8 121.5 (11.3) Diluted Earnings (Loss) Per Share $0.71 ($0.03) $0.44 $0.47 Diluted Earnings Per Share $2.47 $2.27 ($0.20) Adjusted Diluted Earnings per Share ^ $0.71 $0.32 $0.52 $0.20 Adjusted Diluted Earnings per Share *

Restructuring Charges & Special Items 10 Q4 impacted by $6.3 million ($0.08 EPS) of restructuring charges & special items $ per-share Q3-15 Q4-15 Income Statement Classification Diluted (Loss) / Earnings per Share As Reported ($0.03) $0.44 Reduction in Force & Severance Costs $0.13 $0.03 Restructuring Charges Site Closure Costs $0.02 $0.02 Restructuring Charges Ultra-fine Grain Materials Development Exit $0.17 Restructuring Charges Sub-total Restructuring Charges $0.32 $0.05 Consulting Costs $0.03 $0.03 SG&A Expenses Restructuring Charges & Special Items $0.35 $0.08 Diluted Earnings per Share ex. Restructuring Charges & Special Items $0.32 $0.52 $ Millions, except per-share amounts Q3-15 Q4-15 Income Statement Classification As Reported Pre-tax (Loss) / Income (2.3) 33.3 Diluted (Loss) / Earnings per Share ($0.03) $0.44 Reduction in Force & Severance Costs 10.6 2.1 Restructuring Charges Site Closure Costs 1.3 1.6 Restructuring Charges Ultra-fine Grain Materials Development Exit 13.4 - Restructuring Charges Consulting Costs 2.6 2.6 SG&A Expenses Restructuring Charges & Special Items 27.9 6.3 Excluding Restructuring Charges & Special Items Pre-tax Income 25.6 39.6 Adjusted Diluted Earnings per Share $0.32 $0.52

Free Cash Flow Summary 11 The clerical accuracy of certain amounts may be impacted due to rounding. $563 million of total liquidity including $70 million of cash at end of Q4 ok ok ok ok ok ok ok ok ok Plan Plan Plan Plan ok ok $ Millions Q1-14 Q1-15 vs LY $ Millions FY14 Q1 Q2 Q3 Q4 FY15 $ Millions FY13 Q1-14 Q2-14 Q3-14 Q4-14 FY14 $ Millions FY14 Q1 Q2 Q3 Q4 FY15 $ Millions FY10 FY11 FY12 FY13 FY14 Net Income + Non-cash Items 76 60 (16) Net Income + Non-cash Items 306 61 133 59 61 313 Net Income + Non-cash Items 331 76 69 76 73 294 Net Income + Non-cash Items 294 80 74 84 93 331 Net Income + Non-cash Items 124 196 286 331 294 Inventory (47) (31) 16 Inventory (37) (31) (31) 44 54 36 Inventory (15) (47) (12) (1) 23 (37) Inventory (37) (33) (16) 15 19 (15) Inventory (19) (116) (77) (15) (37) Working Capital / Other 12 (10) (22) Other working capital (23) (12) (88) 20 20 (59) Working Capital / Other 18 12 (32) 8 1 (11) Working Capital / Other (11) 17 (28) (16) 42 15 Working Capital / Other 11 (16) (63) 18 (11) Total Net Working Capital / Other (35) (41) (6) Total Net Working Capital (60) (43) (119) 64 74 (23) Total Net Working Capital / Other 3 (35) (44) 7 24 (48) Total Net Working Capital / Other (48) (16) (44) (1) 61 0 Total Net Working Capital / Other (8) (132) (140) 3 (48) Pension Plan Contributions - Required (1) (3) (2) Pension Plan Contributions (6) (3) (1) (2) (1) (7) Pension Plan Contributions - Required (70) (1) (2) (2) (1) (6) Pension Plan Contributions - Required (6) (2) (2) (2) (9) (15) Pension Plan Contributions - Required 0 (4) (30) (70) (6) Net Cash from Operating Activities 40 16 (24) Net Cash from Operating Activities 240 15 13 121 134 283 Net Cash from Operating Activities 189 40 23 81 96 240 Net Cash from Operating Activities 240 62 28 81 145 316 Net Cash from Operating Activities 116 60 116 189 240 Purchases of property, equipment and software - Other (23) (11) 12 Purchases of property, equipment and software - Other (81) (27) (33) (18) (18) (97) Purchases of property, equipment and software - Other (114) (23) (19) (20) (19) (81) Purchases of property, equipment and software - Other (81) (31) (29) (23) (17) (100) Purchases of property, equipment and software - Other (44) (80) (158) (114) (81) Purchases of property, equipment and software - Athens (67) (49) 18 Purchases of property, equipment and software - Athens (268) (32) (35) (7) 0 (74) Purchases of property, equipment and software - Athens (196) (67) (95) (74) (32) (268) Purchases of property, equipment and software - Athens (268) (35) (14) (4) (10) (63) Purchases of property, equipment and software - Athens 0 0 0 (196) (268) Purchases of property, equipment and software (349) (59) (68) (25) (18) (171) Dividends paid (9) (10) (1) Dividends paid (38) (10) (10) (9) (9) (38) Dividends paid (38) (9) (10) (9) (10) (38) Dividends paid (38) (9) (10) (9) (10) (38) Dividends paid (32) (32) (34) (38) (38) Other (1) 1 Other (1) 0 (1) 0 0 0 Other 0 (1) 1 0 0 (1) Other (1) 0 Other Investing (37) 17 0 (1) Free Cash Flow (60) (54) 6 Free Cash Flow (148) (54) (66) 87 107 74 Free Cash Flow (159) (60) (100) (22) 35 (148) Free Cash Flow (148) (13) (25) 45 108 115 Free Cash Flow 40 (89) (59) (159) (148) Free Cash Flow - AOP (124) (76) (11) 79 (132) Free Cash Flow - AOP (13) (25) 45 108 115 Q1-14 -60 Q2-14 -100 Q3-14 -22 Q4-14 35 Q1-15 -54 Q2-15 -66

Share Repurchase Program Update 12 Repurchased $154.5 million of shares to date Authorized share repurchase program in October 2014 Up to $500M of share repurchases authorized over a two year period Repurchased at Company’s discretion based on capital needs of the business, general market conditions and market price of the stock May be discontinued at any time Q2-15 Q3-15 Q4-15 FY15 July 2015 Program to Date Share Purchase Total ($ millions) 10.0 50.3 64.2 124.5 30.0 154.5 Number of Shares Purchased (millions) 0.2 1.2 1.6 3.0 0.8 3.8

Guidance for FY16 13 Key Metrics for FY16 $ Millions FY15 FY16 Depreciation and Amortization 122 121 (1) Interest Expense, net 28 32 4 Net Pension Expense 45 54 9 Effective Tax Rate 34.1% 32-33% #VALUE! Pension Contributions 7 0 (7) Capital Expenditures 171 120

Tony Thene President and Chief Executive Officer Business Update & Growth Enablers

SAO Segment Summary 15 Q4 Operating Results Q4 Business Results Q1 Outlook Volume down YOY driven by lower Industrial & Consumer sales and weakness in Oil & Gas Sales mix was stronger YOY fueled by higher Aerospace and Medical activity Lower YOY operating margins are a result of higher operating costs and costs associated with reducing inventory Higher sequential operating margins driven by improved operating cost performance and overhead cost reductions Overall volumes anticipated to be lower sequentially due to Normal seasonality Further weakness in Oil & Gas Operating margins are expected to be lower sequentially as operating cost improvements will be more than offset by impacts of lower volumes SAO Segment Q4 Results and Q1 Outlook SAO Q4-14 Q3-15 Q4-15 vs PY vs Q3 Pounds ('000) 77,932 67,232 66,598 (11,334) (634) Sales ex. Surcharge ($M) 369.1 360.0 357.1 (12.0) (2.9) Op Inc ex. EID ($M) 63.0 37.9 49.2 (13.8) 11.3 % of Sales ex. Surcharge 17.1% 10.5% 13.8% -3.3% 3.3% PEP Q4-14 Q3-15 Q4-15 vs PY vs Q3 Pounds ('000) 3,790 3,805 3,741 (49) (64) Sales ex. Surcharge ($M) 136.0 120.1 113.4 (22.6) (6.7) Op Inc ex. EID ($M) 12.2 8.5 4.8 (7.4) (3.7) % of Sales ex. Surcharge 9.0% 7.1% 4.2% -4.8% -2.9% Q4-14 120.1 Q4-15 0 vs PY Op Income Adjusted ($M)* 63.5 ###### 35.1 (28.4) Diluted EPS Reported $ 0.57 47.0 $(0.03) $ (0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $ (0.25)

PEP Segment Summary 16 Q4 Operating Results Q4 Business Results Q1 Outlook Sales and operating income performance significantly impacted by weak Oil & Gas demand due to limited drilling activity Partially offset by: Strong sequential and YOY performance in the Titanium and Powder businesses driven by improved mix Favorable margin impact of inventory valuation in the Titanium business Operating income expected to be down sequentially due to: Lower Aerospace demand for Titanium products Lower Industrial & Consumer demand for Powder products Favorable impact of inventory valuation will not repeat Oil & Gas demand expected to remain at current levels PEP Segment Q4 Results and Q1 Outlook * Pounds related to manufactured tons for Dynamet and Carpenter Powder Products only SAO Q4-14 Q3-15 Q4-15 vs PY vs Q3 Pounds ('000) 77,933 67,232 68,575 (9,358) 1,343 Sales ex. Surcharge ($M) 369.1 360.0 382.4 13.3 22.4 Op Inc ex. EID ($M) 63.0 37.9 52.1 (10.9) 14.2 % of Sales ex. Surcharge 17.1% 10.5% 13.6% -3.5% 3.1% PEP Q4-14 Q3-15 Q4-15 vs PY vs Q3 Pounds* ('000) 3,790 3,806 4,200 410 394 Sales ex. Surcharge ($M) 136.0 120.1 113.3 (22.7) (6.8) Op Inc ex. EID ($M) 12.2 8.5 8.3 (3.9) (0.2) % of Sales ex. Surcharge 9.0% 7.1% 7.3% -1.7% 0.2% Q4-14 120.1 Q4-15 0 vs PY Op Income Adjusted ($M)* 63.5 ###### 35.1 (28.4) Diluted EPS Reported $ 0.57 47.0 $(0.03) $(0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $(0.25)

17

Athens Product Qualification Process On-Track

Current

- Achieved first VAP qualification for nickel superalloy used for aerospace engine rings
- Expanded the scope of qualified products requiring only site certifications (non-VAP):
  - Aero fasteners
  - Aero standard grade rings and structural
  - Structural stainless steels for air-frame applications
  - Oil & Gas drill collars
  - Transportation

Calendar Year 2015

- Targeting to complete remaining site certifications (non-VAP) for materials used in:
  - Additional aerospace structural applications
  - Oil & Gas nickel superalloys for completion applications
- Finalize internal development processes and work with customers on stringent VAP qualification processes

Calendar Years 2016-17

- Achieve the most stringent aerospace engine parts qualifications from the primes and their supply chain partners
- Achieve full integration of the entire specialty steels portfolio
- Achieve maximum manufacturing flexibility and add the ultimate net volume output to the system







VAP: Vendor Approved Process

© 2015 CRS Holdings, Inc. All rights reserved

CARPENTER

Outlook and Closing Comments 18 FY16 Outlook & Areas of Focus The significant decline in the Energy end use market remains a primary concern and we expect it will remain depressed throughout the fiscal year Weakness in Energy is expected to amplify the seasonal volume decline typically experienced in the first quarter First quarter operating margin expected to be lower sequentially as cost improvements are more than offset by impacts of lower volumes Areas of Focus for FY16 Operating cost improvement back to FY14 levels Targeting $50 million inventory reduction Capital spending discipline with cap of $120 million Improve upon our customer satisfaction & delivery performance Continue progress on Athens qualifications Execution of share repurchase program

Appendix of Non-GAAP Schedules

20

Non-GAAP Schedules (Unaudited)

Operating Margin Excluding Surcharge, Pension Earnings, Interest and Deferrals "Pension EID", Restructuring Charges and Special Items

$ Millions	Q4-14	Q3-15	Q4-15	FY14	FY15
Net sales	604.6	570.6	558.0	2,173.0	2,226.7
Less: surcharge revenue	115.7	107.7	95.0	390.2	414.9
Consolidated Net Sales Excluding Surcharge	**488.9**	**462.9**	**463.0**	**1,782.8**	**1,811.8**
Operating income	59.2	4.8	39.5	212.0	111.5
Pension EID	6.0	2.4	2.4	21.8	9.4
Operating Income Excluding Pension EID	**65.2**	**7.2**	**41.9**	**233.8**	**120.9**
Restructuring Charges and Special Items					
Restructuring costs	-	25.3	3.7	-	29.1
Consulting costs	-	2.6	2.6	-	5.1
Operating Income Excluding Pension EID, Restructuring Charges and Special Items	**65.2**	**35.1**	**48.2**	**233.8**	**155.1**
Operating Margin Excluding Surcharge, Pension EID, Restructuring Charges and Special Items	**13.3%**	**7.6%**	**10.4%**	**13.1%**	**8.6%**

Management believes that removing the impacts of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period. In addition, management believes that excluding the impact of pension EID, which may be volatile due to changes in the financial markets, is helpful in analyzing the true operating performance of the Company.

Management believes that removing the impact of costs associated with restructuring charges and special items (i.) restructuring costs and (ii.) consulting costs is helpful in analyzing the operating performance of the Company, as these costs are not indicative of ongoing operating performance.

© 2015 CRS Holdings, Inc. All rights reserved

CARPENTER

Non-GAAP Schedules (Unaudited) 21 Free Cash Flow $ Millions Q4-14 Q4-15 FY14 FY15 Net cash provided from operating activities 95.5 134.1 239.6 282.6 Purchases of property, equipment and software (51.0) (18.3) (349.2) (170.5) Proceeds from disposals of property and equipment - - 0.3 0.2 Dividends paid (9.6) (9.1) (38.5) (37.9) Free Cash Flow 34.9 106.7 (147.8) 74.4 Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses.